Consolidated Statements Of Comprehensive Income - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Statement of Comprehensive Income [Abstract]
NET INCOME	$ 89,249	$ 52,873	$ 172,510
OTHER COMPREHENSIVE INCOME (LOSS), NET OF TAX EFFECT OF NIL
Change in net foreign currency translation adjustments	(815)	(1,694)	3,739
Change in deferred pension gain (loss)	0	252	(604)
OTHER COMPREHENSIVE INCOME (LOSS)	(815)	(1,442)	3,135
TOTAL COMPREHENSIVE INCOME	$ 88,434	$ 51,431	$ 175,645